UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 1, 2020
Designer Brands Inc.
(Exact name of registrant as specified in its charter)

Ohio	001-32545	31-0746639
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

810 DSW Drive, Columbus, Ohio	43219
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (614) 237-7100

N/A
(Former name or former address if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Shares, without par value	DBI	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange
Act. ☐

Item 7.01 Regulation FD Disclosure.

Due to the coronavirus (“COVID-19”) outbreak, Designer Brands Inc. (the “Company”) is filing this current report on Form 8-K to avail itself of an extension to file its Annual Report on Form 10-K for the fiscal year ended February 1, 2020 (the “Annual Report”). The Company is relying on the Securities and Exchange Commission’s Order under Section 36 of the Securities Exchange Act of 1934 Modifying Exemptions From the Reporting and Proxy Delivery Requirements for Public Companies dated March 25, 2020 (Release No. 34-88465) (the “Order”).

The Company’s operations and business have experienced significant disruptions due to the unprecedented conditions surrounding the COVID-19 pandemic. These disruptions include, but are not limited to, the temporary leaves of absence impacting over 80% of its workforce, the temporary closure of all of its offices and North American retail locations, and other financial and operational concerns associated with or caused by COVID-19. Specifically, the Company is relying on the Order due to the limited availability of key Company personnel required to assess the impacts of significant subsequent events in order to finalize the Company’s Annual Report on Form 10-K for the fiscal year ended February 1, 2020 due to suggested, and mandated, social quarantining and work from home orders. Additionally, the Company’s management team has not been able to devote the requisite time and attention to the Annual Report, as it has had to address the emergent business and operational issues resulting from COVID-19. The Company anticipates that it will file its Annual Report no later than 45 days after April 1, 2020.

As provided in General Instruction B.2 of Form 8-K, the information contained in Item 7.01 of this Form 8-K shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall any such information be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 8.01 Other Events.

The Company is supplementing the risk factors previously disclosed in its most recent periodic reports filed with the Securities and Exchange Commission, as follows:

The coronavirus outbreak has had, and may continue to have, a material adverse impact on our business, operations, liquidity, financial condition, and results of operations.

In March 2020, the World Health Organization declared the coronavirus (“COVID-19”) outbreak a pandemic, which continues to spread throughout North America and worldwide. The health and safety of our customers and employees remain our top priority as we continue to make decisions during this rapidly evolving situation. We have taken decisive actions across our businesses to help protect employees, customers, and others in the communities we serve. As a measure to limit the spread of the virus, effective March 18, 2020, we have temporarily closed all of our stores in the U.S. and Canada. Our e-commerce business will continue to be available to customers and our stores will be used in the fulfillment of online orders to be shipped to customers or available for curbside pickup. During this unprecedented period of uncertainty, we have in place business continuity plans involving adjustments to operational plans, inventory disciplines, liquidity management, and reductions to our expense and capital expenditure plans. Such measures include implementing temporary leaves of absence for over 80% of our workforce without direct pay and pay reductions for nearly all employees not placed on temporary leaves of absence. The COVID-19 outbreak and the temporary closure of all of our stores has had, and may continue to have, a material adverse effect on our business, liquidity, financial condition, and results of operations.

We cannot foresee whether the outbreak of COVID-19 will be effectively contained, nor can we predict the severity and duration of its impact. As such, impacts of COVID-19 to our businesses are highly uncertain and we will continue to assess the financial impacts. The disruption to the global economy and to our business, along with a sustained decline in our stock price, may lead to triggering events that may indicate that the carrying value of certain assets, including inventories, accounts receivables, long-lived assets, intangibles, and goodwill, may not be recoverable.

COVID-19 may impact our international operations, including, but not limited to, our foreign sources of merchandise.

As a result of several acquisitions, we have international operations, including in China, Canada, and Brazil. The success of our international operations may be adversely affected by COVID-19. For example, all of the products we manufacture in the Brand Portfolio segment come from third-party facilities outside of the U.S., with 83% sourced from China, whereas our U.S. Retail and Canada Retail merchandise is purchased from both domestic and foreign vendors. Many of our domestic vendors import a large portion of their merchandise from abroad, with the majority manufactured in China. COVID-19 has led to work and travel restrictions within, to, and out of mainland China, which in turn has led to delays in workers returning, which may affect our and our vendors’ manufacturers. This viral outbreak may make it difficult for our suppliers and our vendors’ suppliers to source raw materials in China and other countries, manufacture goods in such countries, and export our products from such countries. If the severity and reach of the COVID-19 outbreak continues or increases, there may be significant and material disruptions to our supply chain and operations, and disruptions in the manufacture, shipment, and sale of our products, which could have a material adverse effect on our financial position, results of operations, and cash flows.

The success of our business is dependent on the strength of our relationships with our retailer customers, and reductions in or loss of sales to such customers as a result of COVID-19 could have a material adverse effect on our business and financial performance.

If any of our major customers experience a significant downturn in its business, including impacts from a downturn in the global economy as a result of COVID-19, or fails to remain committed to our products or brands, such customers may reduce or discontinue purchases from us. The loss of any or all of these customers could have a material adverse effect on the Brand Portfolio segment.

Cautionary Note Regarding Forward-Looking Statements

Certain statements in this Form 8-K constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on current expectations and assumptions that involve risks and uncertainties and on information available to the Company as of the date hereof. The Company’s actual results could differ materially from those stated or implied, due to risks and uncertainties associated with its business, which include the risk factors disclosed in its latest Annual Report on Form 10-K and other filings with the Securities and Exchange Commission, including the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” contained therein, as well as the impacts of the COVID-19 pandemic, as noted in this Form 8-K. Forward-looking statements include statements regarding the Company’s expectations, beliefs, intentions or strategies regarding the future, and can be identified by forward-looking words such as “plans,” “anticipate,” “believe,” “could,” “continue,” “estimate,” “expect,” “intend,” “may,” “should,” “will” and “would” or similar words. Forward-looking statements in this Form 8-K include, without limitation, statements regarding the impact of COVID-19 on the Company’s operations. The Company expressly disclaims any obligation or undertaking to disseminate any updates or revisions to any forward-looking statement contained herein to reflect any change in the Company’s expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based.

Signature
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Designer Brands Inc.
		By:	/s/ Michelle C. Krall
Michelle C. Krall
Senior Vice President, General Counsel and Secretary

Date:	April 1, 2020